Exhibit 3.213

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

AUGUST 7, 2013

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

DILLER TRANSFER STATION, INC.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1 ARTICLES OF INCORPORATION filed on September 18, 1969

2 CHANGE OF REGISTERED OFFICE - Domestic filed on August 4, 2009

3 CHANGE OF REGISTERED OFFICE - Domestic filed on January 30, 2013

4 ARTICLES OF AMENDMENT-BUSINESS filed on July 29, 2013

which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Secretary of the Commonwealth

Certification Number: 11257070-1

Verify this certificate online at http://www.corporations.state.pa.us/corp/soskb/verify.asp

Commonwealth of Pennsylvania

Department of State

Corporation Bureau

ARTICLES OF INCORPORATION

3-1-69.37 1129

In compliance with the requirements of the Business Corporation Law, approved the 5th day of May, A.D. 1933, P.L. 364, as amended, the undersigned, all of whom are of full age* desiring that they may be incorporated as a business corporation, do hereby certify:

1. The name of the corporation is:

BOYD E. DILLER, INC.

2. The location and post office address of its initial registered office in this Commonwealth is:

Mounted Route,	Wertzville Road,	Enola	Cumberland
Number	Street	City	County

3· The purpose or purposes of the corporation which shall be organized under this Act are as follows: (**)

To engage in a general manufacturing business and to do or engage in any lawful business for which corporations may be organized under the Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended.

4. The term of its existence is: perpetual.

5. The aggregate number of shares which the corporation shall have authority to issue is: (***)

2,500 shares of common stock having a par value of $10 per share

(*)	One or more corporations or natural persons of full age may incorporate a business corporation under the provisions of this Act.
(**)	It shall not be permissible or necessary to set forth any powers enumerated in Section 302 of the Act.
(***)	There should be set forth the number and par value of all shares having par value; the number of shares without par value; and the stated capital applicable thereto. If the shares are to be divided into classes, a description of each class and a statement of the preferences, qualifications, limitations, restrictions, and the special or relative rights granted to, or imposed upon, the shares of each class.

FILING FEE·- $40.00

NOTE: Excise Tax at the rate of 1/5th of 1% ($2.00 per $1,000) will be due and payable at the time of filing of the Articles, computed by multiplying the number of authorized shares having par value by their par value, or if shares of no par stock are authorized, then on the stated capital applicable thereto as well.

ONLY A CLEARLY LEGIBLE ORIGINAL SHOULD BE SUBMITTED. SIGNATURES SHOULD BE IN BLACK INK.

6. The names and addresses of each of the first directors, who shall serve until the first annual meeting, are:

NAME	ADDRESS
(including street and number, if any)

Boyd E. Diller	Mounted Route, Wertzville Road
Enola, Pennsylvania

Sara E. Diller	Mounted Route, Wertzville Road
Enola, Pennsylvania

Donald U. Frutiger	218 S. 24th Street
Camp Hill, Pennsylvania

7. The names and addresses of each of the incorporators and the number and class of shares subscribed by each are:

NAME	ADDRESS	NUMBER AND CLASS OF SHARES
(including street and number, if any)

Boyd E. Diller	Mounted Route, Wertzville Road	1 share common stock
Enola, Pennsylvania

IN TESTIMONY WHEREOF, the incorporators have signed and sealed these Articles of Incorporation this 17th day of September, 1969.

Approved and filed in the Department of State on the 18th day of September A.D. 1969.

Secretary of the Commonwealth

NOTE: The Articles must be accompanied with registry statement, executed in triplicate, in the form prescribed by Section 206-B of the Act — all of which should be signed by an incorporator, as such.

3-1-69.37 1131

Commonwealth of Pennsylvania

Department of State

Office of the

Secretary of the Commonwealth

To all to whom these Presents shall come, Greeting:

WHEREAS, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law.

AND WHEREAS, The stipulations and conditions of that law have been fully compiled with by the persons desiring to incorporate as

BOYD E. DILLER, INC.

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen and hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 18th day of September in the year of our Lord one thousand nine hundred and sixty-nine and of the Commonwealth the one hundred and ninety-fourth

Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

☒ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Name
Catherine Wright	McNees Wallace & Nurick LLC
Address
COUNTER PICK-UP

City	State	Zip Code

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa. C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

Boyd E. Diller, Inc.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and Street	City	State	Zip	County
Mounted Route, Wertzville Road		Enola	PA	17025	Cumberland

(b)	Name of Commercial Registered Office Provider				County
c/o:

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

6820 Wertzville Road	Enola	PA	17025	Cumberland

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:

Name of Commercial Registered Office Provider	County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 4th day of August, 2009.

Boyd E. Diller, Inc.

Name of Corporation/Limited Partnership

Signature

Peggy K. Porter, President

Title

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Statement of Change of Registered Office (15 Pa.C.S.)

☒ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Name	CT-COUNTER	Document will be returned to the
name and address you enter to
Address		the left.

City	State	Zip Code
8667150 SOPA 1

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to amend its articles, hereby states that:

1. The name is:

BOYD E. DILLER, INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and Street	City	State	Zip	County
6820 Wertzville Road		Enola	PA	17025	Cumberland

(b)	Name of Commercial Registered Office Provider				County

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:	C T Corporation System	Dauphin

	Name of Commercial Registered Office Provider	County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 29th day of January, 2013.

Boyd E. Diller, Inc.

Name of Corporation/Limited Partnership

Signature

Vice President & Secretary

Title

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☒ Business Corporation (§ 1915)

☐ Nonprofit Corporation (§ 5915)

Name	CT-COUNTER	Document will be returned to the
name and address you enter to
Address		the left.

City	State	Zip Code
8838730 SOPA 5

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:

BOYD E. DILLER, INC.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	Number and Street	City	State	Zip	County

(b)	Name of Commercial Registered Office Provider				County

	c/o CT Corporation System				Dauphin

3. The statute by or under which it was incorporated:

PA Business Law of 1933, as amended

4. The date of its incorporation: 6/26/1998

5. Check, and if appropriate complete, one of the following:

☒ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐ The amendment shall be effective on: at Date Hour

6. Check one of the following:

☐ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☒ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c) or § 5914(b).

7. Check, and if appropriate, complete one of the following:

☒ The amendment adopted by the corporation, set forth in full, is as follows

The name of the corporation is changed to read:

DILLER TRANSFER STATION, INC.

☐ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 19 day of July, 2013.

BOYD E. DILLER, INC.

Name of Corporation

Signature

Deputy General Counsel & Assistant Secretary

Title